Exhibit (n)(1) under Form N-1A

Exhibit 99 under Item 601/Reg. S-K

MULTIPLE CLASS PLAN

This Multiple Class Plan (this "Plan") is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

1.       Purpose

This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

2.       Separate Arrangements/Class Differences

The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

3.       Expense Allocations

Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

(a)       transfer agent fees;

(b)	printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders;

(c)	blue sky registration fees;

(d)	SEC registration fees;

(e)	the expense of administrative personnel and services as required to support the shareholders;

(f)	litigation or other legal expenses relating solely to one Class; or

(g)	other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

4.       Conversion and Exchange Features

The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.       Amendment

Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.

Class A Shares Exhibit

To

Multiple Class Plan

(Revised 6/1/17)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load (“dealer reallowance”)and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class A Shares
Sales Load	Up to 5.5% of the public offering price
Contingent Deferred Sales Charge ("CDSC")	0.00%
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class A Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class A Shares that are not subject to a contingent deferred sales charge (“CDSC”) based upon the redemption of a “Large Ticket” purchase made within 24 months may be converted to any other Share Class within the same Fund, provided that shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Class A Shares may be exchanged for Class A Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Load as a Percentage of Public Offering Price
Less than $50,000	5.50%
$50,000 but less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(B)       FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(C)       MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $250,000	1.00%
$250,000 or greater	0.00%

(D)       MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price

All purchases	0.00%

(E)       ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $50,000	2.00%
$50,000 but less than $100,000	1.75%
$100,000 but less than $250,000	1.50%
$250,000 +	0.00%

(F)       "LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)       REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•	Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and
•	Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

(H)       waiver of sales load

Continent upon notification to the Fund’s Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

•	within 120 days of redeeming shares of an equal or greater amount;
•	through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive a dealer reallowance on purchases under such program;
•	with reinvested dividends or capital gains;
•	or Class A Shares, issued in connection with the merger, consolidation, or acquisition of the assets of another fund. Further, no sales load shall be assessed on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV provided that such Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary the sales charge waiver will not apply;
•	by Federated Life Members (Federated shareholders who originally were issued shares through the “Liberty Account”, which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);
•	by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pensions or profit-sharing plans for the above persons; and
•	pursuant to the exchange privilege.

(I)       WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund’s principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the “large-ticket” purchase program described above, will not be imposed on redemptions:

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(J)	SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

4.       SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.       REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering Class A Shares

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.       CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Equity Funds
Federated Absolute Return Fund	0.05%	None
Federated Clover Small Value Fund	0.05%	None
Federated Clover Value Fund	0.05%	None
Federated Global Strategic Value Dividend Fund	0.05%	None
Federated InterContinental Fund	0.05%	None
Federated International Strategic Value Dividend Fund	0.05%	None
Federated Kaufmann Fund	0.25%	None
Federated Kaufmann Large Cap Fund	0.25%	None
Federated Kaufmann Small Cap Fund	0.25%	None
Federated MDT Mid-Cap Growth Fund	None	None
Federated Prudent Bear Fund	0.05%	None
Federated Strategic Value Dividend Fund	0.05%	None

Federated Equity Income Fund, Inc.	0.05%	None

Federated Global Allocation Fund	None	None

Federated High Yield Trust
Federated Equity Advantage Fund	0.05%	None

Federated Income Securities Trust
Federated Capital Income Fund	None	None
Federated Muni and Stock Advantage Fund	0.05%	None
Federated Prudent DollarBear Fund	0.05%	None
Federated Real Return Bond Fund	0.05%	None

Federated MDT Series
Federated MDT All Cap Core Fund	0.05%	None
Federated MDT Balanced Fund	0.05%	None
Federated MDT Large Cap Growth Fund	0.05%	None
Federated MDT Small Cap Core Fund	0.05%	None
Federated MDT Small Cap Growth Fund	0.05%	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.00%	None

Federated MDT Large Cap Value Fund	0.05% (dormant)	None

Federated World Investment Series, Inc.
Federated International Leaders Fund	0.05%	None
Federated International Small-Mid Company Fund	0.25%	2% on shares redeemed or exchanged within 30 days of purchase

2. CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund	None	None

Federated Government Income Securities, Inc.	0.05%	None

Federated High Income Bond Fund, Inc.	None	2% on shares redeemed or exchanged within 90 days of purchase

Federated High Yield Trust
Federated High Yield Trust	0.05%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust
Federated Fund for U.S. Government Securities	None	None

Federated International Series, Inc.
Federated Global Total Return Bond fund (formerly Federated International Bond Fund)	0.25%	None

Federated Investment Series Funds, Inc.
Federated Bond Fund	0.05%	None

Federated Municipal Bond Fund, Inc.	None	None

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund	0.05%	None
Federated New York Municipal Income Fund	0.05%	None
Federated Ohio Municipal Income Fund	0.05%	None
Federated Pennsylvania Municipal Income Fund	0.05%	None

Federated Total Return Series, Inc.
Federated Total Return Bond Fund	0.25%	None

Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund	None	None

3. Class A Shares Subject to the MODIFIED FIXED INCOME Sales Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Income Securities Trust
Federated Short-Term Income Fund	0.50%	None

Federated Institutional Trust
Federated Short-Intermediate Total Return Bond Fund	0.10%	None

Federated Short-Intermediate Duration Municipal Trust	0.25%	None

4.	Class A Shares Subject to the Money Market Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Money Market Obligations Trust
Federated Government Reserves Fund	0.45%	None

5.	Class A Shares Subject to the Ultrashort Bond Load Schedule

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund	0.25%	None

Federated Income Securities Trust
Federated Floating Rate Strategic Income Fund	0.10%	None

Federated Institutional Trust
Federated Government Ultrashort Duration Fund	0.25%	None

Federated Total Return Series, Inc.
Federated Ultrashort Bond Fund	0.30%	None

6.       Class A Shares Not Participating in the Large Ticket Purchase Program

Multiple Class Company	Series
Federated Fixed Income Securities, Inc.	Federated Municipal Ultrashort Fund
Federated Income Securities Trust	Federated Short-Term Income Fund
Federated Floating Rate Strategic Income Fund
Federated Institutional Trust	Federated Government Ultrashort Duration Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Total Return Series, Inc.	Federated Ultrashort Bond Fund

Class B Shares Exhibit

To

Multiple Class Plan

(Revised 6/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class B Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	Up to 75 basis points (0.75%) of the average daily net asset value
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares.
Exchange Privilege:	Class B Shares may be exchanged for Class B Shares of any other Fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(A)       BASIC CDSC SCHEDULE

1. Shares Held Up to: To:	2. Have A CDSC Of:
3. 1 year	4. 5.50%
5. 2 years	6. 4.75%
7. 3 years	8. 4.00%
9. 4 years	10. 3.00%
11. 5 years	12. 2.00%
13. 6 years	14. 1.00%
15. 7 years	16. 0.00%
17. 8 years	18. Convert to Class A Shares

19.

(B)       WAIVER OF CDSC

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(C) SYSTEMATIC WITHDRAWAL PROGRAM

20.   Contingent upon notification to the principal underwriter or the Fund’s transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

(B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those disclosed in Section B above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

21.              A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.

22.

Schedule of Funds
Offering Class B Shares

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Equity Funds:
Federated Absolute Return Fund	0.75%	None
Federated Clover Value Fund	0.75%	None
Federated InterContinental Fund	0.75%	None
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None
Federated MDT Mid-Cap Growth Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Global Allocation Fund	0.75%	None

Federated Government Income Securities, Inc.	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None

Federated International Series, Inc.:
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	0.75%	None

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated MDT Series:
Federated MDT Large Cap Growth Fund	0.75%	None
Federated MDT Small Cap Growth Fund	0.75%	None

Federated MDT Equity Trust:
Federated MDT Large Cap Value Fund	0.75%	None

Federated Municipal Bond Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated Municipal High Yield Advantage Fund	0.75%	None
Federated New York Municipal Income Fund	0.75%	None
Federated Pennsylvania Municipal Income Fund	0.75%	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated Emerging Market Debt Fund	0.75%	None
Federated International Small-Mid Company Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Federated International Leaders Fund	0.75%	None

Money Market Obligations Trust:
Federated Government Reserves Fund	0.75%	None

Class C Shares Exhibit

To

Multiple Class Plan

(revised 6/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class C Shares
Contingent Deferred Sales Charge (“CDSC”)	1.00% of the share price at the time of purchase or redemption, whichever is lower if redeemed within twelve months following purchase

Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee	As set forth in the attached Schedule

Redemption Fee	As set forth in the attached Schedule

Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class C Shares that are not subject to a contingent deferred sales charge (“CDSC”) may be converted to any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable. For Class C Shares purchased through a financial intermediary after (DATE), such shares may only be converted to another Share Class of the same Fund if: (i) the Class C Shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor the CDSC otherwise payable upon the sale of such Class C Shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the Share Class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder’s participation in a self-directed brokerage account for a fee-based advisory program offered by the intermediary, or (B) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund’s Administrator.
Exchange Privileges:	Class C Shares may be exchanged for Class C Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

(A)        WAIVER OF CDSC

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds

Offering Class C Shares

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Equity Funds:
Federated Absolute Return Fund	0.75%	None
Federated Clover Small Value Fund	0.75%	None
Federated Clover Value Fund	0.75%	None
Federated Global Strategic Value Dividend Fund	0.75%	None
Federated InterContinental Fund	0.75%	None
Federated International Strategic Value Dividend Fund	0.75%	None
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Large Cap Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None
Federated MDT Mid-Cap Growth Fund	0.75%	None
Federated Prudent Bear Fund	0.75%	None
Federated Strategic Value Dividend Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Global Allocation Fund	0.75%	None

Federated Government Income Securities, Inc.	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated High Yield Trust	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Floating Rate Strategic Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None
Federated Prudent DollarBear Fund	0.75%	None
Federated Real Return Bond Fund	0.75%	None

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Index Trust
Federated Max-Cap Index Fund	0.75%	None

Federated International Series, Inc.:
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	0.75%	None

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

Federated MDT Series:
Federated MDT All Cap Core Fund	0.75%	None
Federated MDT Balanced Fund	0.75%	None
Federated MDT Large Cap Growth Fund	0.75%	None
Federated MDT Small Cap Core Fund	0.75%	None
Federated MDT Small Cap Growth Fund	0.75%	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.75%	None

Federated Municipal Bond Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated Municipal High Yield Advantage Fund	0.75%	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated Emerging Market Debt Fund	0.75%	None
Federated International Leaders Fund	0.75%	None
Federated International Small-Mid Company Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase

Money Market Obligations Trust:
Federated Government Reserves Fund	0.75%	None

Class R Shares Exhibit

To

Multiple Class Plan

(revised 6/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i)       Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan record keepers; and

(ii)  with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class R Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Redemption Fee	As set forth in the attached Schedule.
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class R Shares as described in Section 3 of the Multiple Class Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:

With respect to the Kaufmann Fund, shareholders who are former shareholders of the Kaufmann Fund, Inc. and their immediate family members or shareholders who have purchased shares through the financial intermediary relationships that existed for the Kaufmann Fund may exchange their Class R Shares for Class A Shares of any other fund. Investors who are eligible to purchase Class R Shares (e.g. 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA rollovers from such plans, directly or through financial intermediaries as well as IRAs held through financial intermediaries who hold the IRAs in an omnibus account)) may exchange their Class R Shares into Class R Shares of any other Fund. A Grandfathered Shareholder may exchange into Class R Shares of another Fund only if such shareholder is an eligible investor in the Class R Shares of that Fund.

With respect to the other funds, Class R Shares may be exchanged for Class R Shares, including the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class R Shares redeemed or exchange by employer-sponsored retirement plans.

Schedule of Funds

Offering Class R Shares

The Funds set forth on this Schedule each offer Class R Shares on the terms set forth in the Class R Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Services Fee	Redemption Fee

Federated Equity Funds:
Federated Clover Value Fund	0.50%	None	None
Federated Kaufmann Fund	0.50%	0.25%	0.20%
Federated Kaufmann Small Cap Fund	0.50%	None	None

Federated Equity Income Fund, Inc.	0.50%	None	None

Federated Income Securities Trust
Federated Capital Income Fund	0.50%	None	None

Federated Index Trust:
Federated Max-Cap Index Fund	0.50%	None	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.50%	0.25%	None

Federated U.S. Government Securities Fund: 2-5 Years	0.50%	None	None

Money Market Obligations Trust:
Federated Government Obligations Fund	0.50%	0.25%	None
Federated Prime Cash Obligations Fund	0.50%	0.25%	None

Federated World Investment Series, Inc.
Federated International Leaders Fund	0.50%	None	None

Institutional/WEALTH Shares Exhibit

To

Multiple Class Plan

(REVISED 6/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	A Federated Fund;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•	Without regard to the initial investment minimum, an investor who acquired Institutional and/or Wealth Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional and Wealth Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional and/or Wealth Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Institutional and/or Wealth Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering institutional Shares

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Federated Adjustable Rate Securities Fund	None	0.25%	None

Federated Equity Funds:
Federated Absolute Return Fund	None	None	None
Federated Clover Small Value Fund	None	None	None
Federated Clover Value Fund	None	None	None
Federated Global Strategic Value Dividend Fund	None	None	None
Federated InterContinental Fund	None	None	None
Federated International Strategic Value Dividend Fund	None	None	None
Federated Kaufmann Fund	None	None	None
Federated Kaufmann Large Cap Fund	None	None	None
Federated Kaufmann Small Cap Fund	None	None	None
Federated MDT Mid-Cap Growth Fund	None	None	None
Federated Prudent Bear Fund	None	None	None
Federated Strategic Value Dividend Fund	None	None	None

Federated Equity Income Fund, Inc.	None	None	None

Federated Fixed Income Securities, Inc.:
Federated Municipal Ultrashort Fund	None	None	None
Federated Strategic Income Fund	None	None	None

Federated Global Allocation Fund)	None	None	None

Federated Government Income Trust	None	0.25%	None

Federated High Income Bond Fund	None	None	None

Federated High Yield Trust
Federated High Yield Trust	None	None	None
Federated Equity Advantage Fund	None	None	None

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee
Federated Income Securities Trust:
Federated Capital Income Fund	None	None	None
Federated Floating Rate Strategic Income Fund	None	None	None
Federated Intermediate Corporate Bond Fund	None	0.25%	None
Federated Muni and Stock Advantage Fund	None	None	None
Federated Prudent DollarBear Fund	None	None	None
Federated Real Return Bond Fund	None	0.25%	None
Federated Short-Term Income Fund	None	0.25%	None

Federated Index Trust:
Federated Max-Cap Index Fund	None	0.25%	None
Federated Mid-Cap Index Fund	None	None	None

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	None	None	None
Federated Short-Intermediate Total Return Bond Fund	None	None	None

Federated International Series, Inc.
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	None	None	None

Federated Investment Series Fund, Inc.
Federated Bond Fund	None	None	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.00%	0.25%	None

Federated MDT Series:
Federated MDT All Cap Core Fund	None	None	None
Federated MDT Balanced Fund	None	None	None
Federated MDT Large Cap Growth Fund	None	None	None
Federated MDT Small Cap Core Fund	None	None	None
Federated MDT Small Cap Growth Fund	None	None	None

Federated MDT Large Cap Value Fund	None	0.25%	None

Federated Municipal Bond Fund, Inc. (formerly Federated Municipal Securities Fund, Inc.)	None	None	None

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund	None	None	None

Federated Short-Intermediate Duration Municipal Trust	None	0.25%	None

Federated Total Return Government Bond Fund	None	None	None

Federated Total Return Series, Inc.:
Federated Mortgage Fund	None	0.25%	None
Federated Total Return Bond Fund	None	None	None
Federated Ultrashort Bond Fund	None	0.25%	None

Federated U.S. Government Securities Fund: 1-3 Years	None	0.25%	None

Federated U.S. Government Securities Fund: 2-5 Years	None	0.25%	None

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee
Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund	None	None	None
Federated International Leaders Fund	None	None	None
Federated International Small-Mid Company Fund	None	None	2% on shares redeemed or exchanged within 90 days of purchase

Intermediate Municipal Trust:
Federated Intermediate Municipal Trust	None	0.25%	None

Money Market Obligations Trust:
Federated Government Obligations Fund	None	0.25%	None
Federated Government Obligations Tax-Managed Fund	None	0.25%	None
Federated Money Market Management	None	0.25%	None
Federated Institutional Prime 60 Day Fund	None	0.25%	None
Federated Institutional Prime Obligations Fund	None	0.25%	None
Federated Institutional Tax-Free Cash Trust	None	0.25%	None
Federated Treasury Obligations Fund	None	0.25%	None
Federated Trust for U.S. Treasury Obligations	None	None	None
Federated U.S. Treasury Cash Reserves	None	0.25%	None

Schedule of Funds
Offering WEALTH Shares

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	None	0.25%	None
Federated Florida Municipal Cash Trust	0.25%	0.25%	None
Federated Michigan Municipal Cash Trust	None	0.25%	None
Federated Minnesota Municipal Cash Trust	None	0.25%	None
Federated Municipal Obligations Fund	None	0.25%	None
Federated New Jersey Municipal Cash Trust	None	0.25%	None
Federated New York Municipal Cash Trust	None	0.25%	None
Federated Ohio Municipal Cash Trust	None	0.25%	None
Federated Pennsylvania Municipal Cash Trust	None	0.25%	None
Federated Prime Cash Obligations Fund	None	0.25%	None
Federated Tax-Free Obligations Fund	None	0.25%	None
Federated Virginia Municipal Cash Trust	None	0.25%	None

Service Shares Exhibit

To

Multiple Class Plan
(revised 6/1/17)

1.       Separate Arrangement And Expense Allocation

With respect to Funds other than portfolios of Federated Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	A Federated Fund;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•	Without regard to the initial investment minimum, an investor who acquired Service Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.

With respect to portfolios of Federated Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.

In connection with these basic arrangements, Service Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Service Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Service Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:

For Funds other than portfolios of Federated Insurance Series, Service Shares may be exchanged for exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange. Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.

With respect to portfolios of Federated Insurance Series: None

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Federated Adjustable Rate Securities Fund	0.05%

Federated High Yield Trust	None

Federated Government Income Trust	0.05%

Federated Income Securities Trust:
Federated Intermediate Corporate Bond Fund	0.25%
Federated Short-Term Income Fund	0.15%

Federated Index Trust
Federated Max-Cap Index Fund	0.30%
Federated Mid-Cap Index Fund	None

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	0.05%
Federated Short-Intermediate Total Return Bond Fund	0.05%

Federated Insurance Series:
Federated Managed Tail Risk Fund II	0.25%
Federated High Income Bond Fund II	0.25%
Federated Kaufmann Fund II	0.25%
Federated Quality Bond Fund II	0.25%
Federated Government Money Fund II	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	None

Federated MDT Large Cap Value Fund	None

Federated Short-Intermediate Duration Municipal Trust	0.25%

Federated Total Return Government Bond Fund	0.25%

Federated Total Return Series, Inc.:
Federated Mortgage Fund	0.25%
Federated Total Return Bond Fund	0.25%
Federated Ultrashort Bond Fund	0.25%

Federated U.S. Government Securities Fund: 1-3 Years	0.25%

Multiple Class Company Series	12b-1 Fee

Federated U.S. Government Securities Fund: 2-5 Years	0.05%

Money Market Obligations Trust:
Federated California Municipal Cash Trust	None
Federated Connecticut Municipal Cash Trust	None
Federated Government Obligations Fund	None
Federated Government Obligations Tax-Managed Fund	None
Federated Massachusetts Municipal Cash Trust	None
Federated Institutional Money Market Management	None
Federated Michigan Municipal Cash Trust	None
Federated Municipal Obligations Fund	None
Federated New Jersey Municipal Cash Trust	0.10%
Federated New York Municipal Cash Trust	0.25%
Federated Ohio Municipal Cash Trust	None
Federated Pennsylvania Municipal Cash Trust	None
Federated Prime Cash Obligations Fund	None
Federated Institutional Prime 60 Day Fund	None
Federated Institutional Prime Obligations Fund	None
Federated Institutional Prime Value Obligations Fund	None
Federated Tax-Free Obligations Fund	None
Federated Treasury Obligations Fund	None
Federated U.S. Treasury Cash Reserves	0.25%
Federated Virginia Municipal Cash Trust	None

Proprietary fund schedule -
service shares

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Service Shares of the Funds indicated opposite their names. Such Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

Multiple Class Series/Company	Non-Plan Investment Companies

Money Market Obligations Trust - Federated Automated Cash Management Trust	WesMark Funds

CLASS R6 Shares Exhibit

To

Multiple Class Plan

(revised as of 6/1/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(i)	sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”):

•	An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap account or retirement platform, where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	A Federated Fund;
•	An investor (including a natural person) who acquired R6 Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated R6 Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	None
Redemption Fee	None
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class R6 Shares.

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Class R6 Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering CLASS R6 Shares

The Funds set forth on this Schedule each offer Class R6 Shares on the terms set forth in the Class R6 Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Federated Equity Funds
Federated Clover Small Value Fund
Federated Global Strategic Value Dividend Fund
Federated InterContinental Fund
Federated International Strategic Value Dividend Fund
Federated Kaufmann Large Cap Fund
Federated Kaufmann Small Cap Fund
Federated MDT Mid Cap Growth Fund
Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund

Federated Global Allocation Fund

Federated High Income Bond Fund

Federated High Yield Trust
Federated High Yield Trust

Federated Income Securities Trust
Federated Floating Rate Strategic Income Fund
Federated Short-Term Income Fund

Federated Index Trust
Federated Mid-Cap Index Fund

Federated Institutional Trust
Federated Government Ultrashort Duration Fund
Federated Institutional High Yield Bond Fund
Federated Short-Intermediate Total Return Bond Fund

Federated Investment Series Funds, Inc.
Federated Bond Fund

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund

Federated MDT Series
Federated MDT Small Cap Core Fund
Federated MDT Small Cap Growth Fund
Federated MDT All Cap Core Fund
Federated MDT Balanced Fund

Federated MDT Large Cap Value Fund

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.
Federated Total Return Bond Fund

Federated World Investment Series, Inc.

Federated International Leaders Fund

Class T Shares Exhibit

To

Multiple Class Plan

(Revised (6/1//17)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class T Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of the applicable sales load (“dealer reallowance”) and a shareholder service fee. In connection with this basic arrangement, Class T Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class T Shares
Sales Load	Up to 2.50% of the public offering price
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class T Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class T Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable, and that no CDSC on the original shares purchased is owed.
Exchange Privilege:	None

3.       EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class T Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Transaction Amount	Sales Load as a Percentage of Public Offering Price
Less than $250,000	2.50%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.50%
$1 million or greater	1.00%

4.       REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class T Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class T Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class T Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class T Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering Class T Shares

The Funds set forth on this Schedule each offer Class T Shares on the terms set forth in the Class T Shares Exhibit to the Multiple Class Plan, in each case as indicated below. Actual amounts accrued may be less.

1.       CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	Redemption Fee

Federated Equity Funds
Federated Absolute Return Fund	None
Federated Clover Small Value Fund	None
Federated Clover Value Fund	None
Federated InterContinental Fund	None
Federated International Strategic Value Dividend Fund	None
Federated Kaufmann Fund	None
Federated Kaufmann Large Cap Fund	None
Federated Kaufmann Small Cap Fund	None
Federated MDT Mid-Cap Growth Fund	None
Federated Prudent Bear Fund	None
Federated Strategic Value Dividend Fund	None

Federated Equity Income Fund, Inc.	None

Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund	None

Federated Global Allocation Fund	None

Federated Government Income Securities, Inc.	None

Federated High Income Bond Fund, Inc.	None

Federated High Yield Trust
Federated High Yield Trust	2.00% on shares redeemed within 90 days of purchase

Federated Income Securities Trust
Federated Capital Income Fund	None
Federated Fund for U.S. Government Securities	None
Federated Muni and Stock Advantage Fund	None

Federated Investment Series Funds, Inc.
Federated Bond Fund	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	None

Federated MDT Series
Federated MDT All Cap Core Fund	None
Federated MDT Balanced Fund	None
Federated MDT Large Cap Growth Fund	None
Federated MDT Small Cap Core Fund	None
Federated MDT Small Cap Growth Fund	None

Federated MDT Large Cap Value Fund	None

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund	None
Federated Pennsylvania Municipal Income Fund	None

Federated Municipal Bond Fund, Inc.	None

Federated Total Return Series, Inc.
Federated Total Return Bond Fund	None

Federated World Investment Series, Inc.
Federated International Leaders Fund	None
Federated International Small-Mid Company Fund	2.00% on shares redeemed within 30 days of purchase